Exhibit 99.1

HC2 Holdings Reports Fiscal Year 2014 Results

HERNDON, VA – (Marketwired) – 03/16/2015 – HC2 Holdings, Inc. (“HC2” or the “Company”) (NYSE MKT: HCHC), a diversified holding company that focuses on acquiring, investing in and operating businesses with attractive assets that it considers to be under or fairly valued and growing its acquired businesses, today announced its consolidated results for the fourth quarter of fiscal 2014 ended on December 31, 2014 as well as the results for the full fiscal year ended on December 31, 2014.

“Looking back at 2014, we accomplished a great deal at HC2, including the diversification of our company through the acquisition of highly attractive businesses and the listing of our stock on the NYSE MKT exchange,” said Philip Falcone, HC2’s Chairman, President and Chief Executive Officer. “In 2015, our goal remains the same: acquire and own cash flow positive businesses where we can build value over the long-term or acquire businesses that we believe offer significant growth potential. We believe that we have considerable flexibility in pursuing our vision and we continue to believe we are very well positioned for growth and value creation over the foreseeable future.”

2014 Highlights:

•	Pro-forma Adjusted EBITDA for the fiscal year ending December 31, 2014 for our primary operating subsidiaries, Schuff International, Inc. (“Schuff”) and Global Marine Systems Limited (“Global Marine”) was a combined $88.8 million.

•	Total pro-forma net revenue for the fiscal year 2014 was $853.5 million, an increase of 6.5% over 2013 pro-forma net revenue.

•	Consolidated cash as of December 31, 2014 was $108.0 million.

•	Listed Company’s common stock on the NYSE MKT LLC national securities exchange.

•	Completed the acquisition of an approximate 91% interest in Schuff, a leading structural steel fabricator in the United States, which comprises our Manufacturing segment.

•	Completed the acquisition of Bridgehouse Marine Limited, the parent holding company of Global Marine, a leading global offshore engineering company focused on subsea cable installation and maintenance, which comprises our Marine Services segment.

•	Equity investment comprised of common stock and warrants in Novatel Wireless, Inc. (“Novatel”) which was acquired by HC2 at a cost of $14.2 million, and at December 31, 2014 had a market value of $35.9 million.

•	Completed the acquisition of an approximate 51% interest in American Natural Gas (“ANG”), a premier distributor of natural gas motor fuel headquartered in the Northeast that designs, builds, owns, acquires, operates and maintains compressed natural gas fueling stations for transportation, which comprises our Utilities segment.

•	Completed investments in NerVve Technologies, Inc., GemDerm Aesthetics, Inc., BeneVir Biopharm, Inc. and DMi, Inc. NerVve has developed a groundbreaking product, the NerVve Visual Search Solution, which is a very high speed visual search engine, capable of searching pixels just like they are text on web-pages. DMi, Inc. has exclusive licensing rights from NASCAR Team Properties to publish NASCAR interactive games for video game consoles, personal computers, tablets and smart phones, beginning in 2015.

Non-GAAP Financial Measures and Other Information

The calculation of Adjusted EBITDA, as defined by us on a pro forma basis, consists of Net income (loss) as adjusted for asset impairment expense; gain (loss) on sale or disposal of assets; amortization of debt discount; loss on early extinguishment or restructuring of debt; interest income and other income (expense), net; foreign currency transaction gain (loss); (gain) loss on sale of discontinued operations; gain (loss) from discontinued operations; income tax (benefit) expense; income (loss) from equity investees; acquisition and related charges; non-controlling interests; share-based compensation expense; and depreciation and amortization expense.

Management believes that Adjusted EBITDA is significant to gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-US GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s US GAAP financial results.

The market value of the Novatel equity and warrants as of December 31, 2014 presented in this release has been calculated with the common stock valued at $2.95, the 20-day VWAP of the Novatel common stock for the period ended December 31, 2014, and with the warrants valued using a Black-Scholes model and closing price as of December 31, 2014.

Cautionary Statement Regarding Forward-Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. These statements are based on the beliefs and assumptions of HC2’s management and the management of HC2’s subsidiaries. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HC2’s subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions, trading characteristics of the HC2 common stock, the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HC2 and those factors listed under the caption “Risk Factors” in HC2’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with the SEC. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HC2 does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

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About HC2

HC2 Holdings, Inc. is a publicly traded (NYSE MKT: HCHC), diversified holding company, which seeks to acquire and grow attractive businesses that generate sustainable free cash flow. HC2 has a diverse array of operating subsidiaries, each with its own dedicated management team, across a broad set of industries, including, but not limited to, telecom/infrastructure, large-scale U.S. construction, energy, subsea services and life sciences. HC2 seeks opportunities that generate attractive returns and significant cash flow in order to maximize value for all stakeholders. Currently, HC2’s largest operating subsidiaries are Schuff, a leading structural steel fabricator in the United States, and Global Marine, a leading global offshore engineering company focused on subsea cable installation and maintenance. Founded in 1994, HC2 is headquartered in Herndon, Virginia.

For More Information on HC2 Holdings, Inc., Please Contact:

ir@HC2.com

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HC2 HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Years Ended December 31,
	2014	2013	2012
Services revenue	$193,044	$230,686	$302,959
Sales revenue	350,158	—	—
Net revenue	543,202	230,686	302,959
Operating expenses:
Cost of revenue - services	174,956	220,315	285,631
Cost of revenue - sales	296,530	—	—
Selling, general and administrative	81,396	34,692	45,202
Depreciation and amortization	4,617	12,032	3,204
(Gain) loss on sale or disposal of assets	(162)	(8)	520
Asset impairment expense	291	2,791	20,298
Total operating expenses	557,628	269,822	354,855
Loss from operations	(14,426)	(39,136)	(51,896)
Interest expense	(10,754)	(8)	(27)
Amortization of debt discount	(1,593)	—	—
Loss on early extinguishment or restructuring of debt	(11,969)	—	—
Gain from contingent value rights valuation	—	14,904	1,292
Interest income and other expense, net	436	(226)	90
Foreign currency transaction gain (loss)	1,061	(588)	2,538
Loss from continuing operations before income taxes and income (loss) from equity investees	(37,245)	(25,054)	(48,003)
Income from equity investees	3,359	—	—
Income tax (expense) benefit	24,484	7,442	3,132
Loss from continuing operations	(9,402)	(17,612)	(44,871)
Loss from discontinued operations	(25)	(19,621)	(21,525)
Gain (loss) from sale of discontinued operations	(121)	148,839	94,265
Net income (loss)	(9,548)	111,606	27,869
Less: Net (income) loss attributable to noncontrolling interest	(2,559)	—	18
Net income (loss) attributable to HC2 Holdings, Inc.	(12,107)	111,606	27,887
Less: Preferred stock dividends and accretion	2,049	—	—
Net income (loss) attributable to common stock and participating preferred stockholders	$(14,156)	$111,606	$27,887
Basic income (loss) per common share:
Loss from continuing operations attributable to HC2 Holdings, Inc.	$(0.71)	$(1.25)	$(3.24)
Loss from discontinued operations	—	(1.40)	(1.55)
Gain (loss) from sale of discontinued operations	(0.01)	10.60	6.81
Net income (loss) attributable to HC2 Holdings, Inc.	$(0.72)	$7.95	$2.02
Diluted income (loss) per common share:
Loss from continuing operations attributable to HC2 Holdings, Inc.	$(0.71)	$(1.25)	$(3.24)
Loss from discontinued operations	—	(1.40)	(1.55)
Gain (loss) from sale of discontinued operations	(0.01)	10.60	6.81
Net income (loss) attributable to HC2 Holdings, Inc.	$(0.72)	$7.95	$2.02
Weighted average common shares outstanding:
Basic	19,729	14,047	13,844
Diluted	19,729	14,047	13,844
Dividends declared per basic weighted average common shares outstanding	—	$8.58	$4.09
Amounts attributable to common shareholders of HC2 Holdings, Inc.
Loss from continuing operations attributable to HC2 Holdings, Inc.	$(14,010)	$(17,612)	$(44,853)
Loss from discontinued operations	(25)	(19,621)	(21,525)
Gain (loss) from sale of discontinued operations	(121)	148,839	94,265
Net income (loss) attributable to HC2 Holdings, Inc.	$(14,156)	$111,606	$27,887

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HC2 HOLDINGS, INC.

CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)

	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$107,978	$8,997
Short-term investments	4,867	—
Accounts receivable (net of allowance for doubtful accounts receivable of $2,760 and $2,476 at December 31, 2014 and 2013, respectively)	151,558	18,980
Costs and recognized earnings in excess of billings on uncompleted contracts	28,098	—
Deferred tax asset - current	1,701	—
Inventories	14,975	—
Prepaid expenses and other current assets	18,590	40,594
Assets held for sale	3,865	6,329
Total current assets	331,632	74,900
Restricted cash	6,467	—
Long-term investments	48,674	—
Property, plant and equipment, net	239,851	2,962
Goodwill	27,990	3,378
Other intangible assets, net	31,144	—
Deferred tax asset - long-term	15,811	—
Other assets	22,479	6,440
Total assets	$724,048	$87,680
Liabilities, temporary equity and stockholders’ equity
Current liabilities:
Accounts payable	$79,794	$6,964
Accrued interconnection costs	9,717	12,456
Accrued payroll and employee benefits	20,023	1,854
Accrued expenses and other current liabilities	34,042	5,550
Billings in excess of costs and recognized earnings on uncompleted contracts	41,959	—
Accrued income taxes	512	53
Accrued interest	3,125	—
Current portion of long-term debt	10,444	—
Current portion of pension liability	5,966	—
Liabilities held for sale	—	4,823
Total current liabilities	205,582	31,700
Long-term debt	332,927	—
Pension liability	31,244	—
Other liabilities	1,617	1,571
Total liabilities	571,370	33,271
Commitments and contingencies
Temporary equity
Preferred stock, $0.001 par value – 20,000,000 shares authorized; Series A - 30,000 and 0 shares issued and outstanding at December 31, 2014 and 2013, respectively; Series A-1 - 11,000 and 0 shares issued and outstanding at December 31, 2014 and 2013, respectively	39,845	—
Stockholders’ equity:
Common stock, $0.001 par value – 80,000,000 shares authorized; 23,844,711 and 14,257,545 shares issued and 23,813,085 and 14,225,919 shares outstanding at December 31, 2014 and 2013, respectively	24	14
Additional paid-in capital	147,081	98,598
Accumulated deficit	(41,880)	(29,773)
Treasury stock, at cost – 31,626 shares at December 31, 2014 and 2013, respectively	(378)	(378)
Accumulated other comprehensive loss	(15,178)	(14,052)
Total HC2 Holdings, Inc. stockholders’ equity before noncontrolling interest	89,669	54,409
Noncontrolling interest	23,164	—
Total stockholders’ equity	112,833	54,409
Total liabilities, temporary equity and stockholders’ equity	$724,048	$87,680

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HC2 HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Years Ended December 31,
	2014	2013	2012
Cash flows from operating activities:
Net income (loss)	$(9,548)	$111,606	$27,869
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Provision for doubtful accounts receivable	403	1,507	4,819
Share-based compensation expense	11,487	2,286	5,194
Depreciation and amortization	8,967	23,964	43,239
Amortization of deferred financing costs	240	—	—
(Gain) loss on sale or disposal of assets	816	(148,848)	(93,175)
(Gain) loss on sale of investments	(434)	—	—
Equity investment (income)/loss	(3,359)	—	—
Impairment of goodwill and long-lived assets	291	3,123	20,298
Amortization of debt discount	1,593	86	201
Loss on early extinguishment or restructuring of debt	11,969	21,124	21,682
Gain on bargain purchase	(1,417)	—	—
Realized loss on marketable securities	1,608	—	—
Change in fair value of Contingent Value Rights	—	(14,904)	(1,292)
Deferred income taxes	(31,838)	(522)	119
Unrealized foreign currency transaction (gain) loss on intercompany and foreign debt	225	(764)	(324)
Changes in assets and liabilities, net of acquisitions:
(Increase) decrease in accounts receivable	23,306	(2,892)	16,372
(Increase) decrease in costs and recognized earnings in excess of billings on uncompleted contracts	(1,139)	—	—
(Increase) decrease in inventories	6,616	644	662
(Increase) decrease in prepaid expenses and other current assets	28,044	(5,346)	(2,059)
(Increase) decrease in other assets	1,870	3,221	5,933
Increase (decrease) in accounts payable	23,956	(2,014)	(8,393)
Increase (decrease) in accrued interconnection costs	(2,790)	4,418	(3,397)
Increase (decrease) in accrued payroll and employee benefits	6,825	(5,287)	—
Increase (decrease) in accrued expenses and other current liabilities	(14,451)	(829)	(8,203)
Increase (decrease) in billings in excess of costs and recognized earnings on uncompleted contracts	(23,793)	—	—
Increase (decrease) in accrued income taxes	(1,091)	(7,432)	(942)
Increase (decrease) in accrued interest	3,049	(1,715)	(3,870)
Increase (decrease) in other liabilities	(1,951)	(1,741)	(1,164)
Increase (decrease) in pension liability	(6,641)	—	—
Net cash provided by (used in) operating activities	32,813	(20,315)	23,569
Cash flows from investing activities:
Purchases of property, plant and equipment	(5,819)	(12,577)	(31,747)
Sale of property and equipment and other assets	3,706	9	25
Purchases of equity investments	(22,909)	—	—
Purchases of available-for-sale securities	(9,875)	—	—
Investment in debt securities	(250)	—	—
Sale of available-for-sale securities	2,411	—	—
Cash from disposition of business, net of cash disposed	2,495	270,634	183,101
Cash paid for business acquisitions, net of cash acquired	(146,026)	(397)	(1,707)
Purchase of noncontrolling interest	(38,403)	—	—
(Increase) decrease in restricted cash	(1,785)	475	66
Net cash (used in) provided by investing activities	(216,455)	258,144	149,738
Cash flows from financing activities:
Proceeds from long-term obligations	915,896	—	—
Principal payments on long-term obligations	(689,745)	(128,036)	(120,763)
Payment of fees on restructuring of debt	(12,333)	(1,201)	(13,455)
Proceeds from sale of common stock, net	6,000	1,158	124
Proceeds from sale of preferred stock, net	40,050	—	—
Proceeds from the exercise of warrants and stock options	24,348	—	—
Payment of dividend equivalents	—	(1,235)	(125)
Payment of dividends	(1,626)	(119,788)	(55,265)
Receipt of dividends	2,081	—	—
Taxes paid in lieu of shares issued for share-based compensation	(47)	(1,000)	(1,653)
Net cash provided by (used) in financing activities	284,624	(250,102)	(191,137)
Effects of exchange rate changes on cash and cash equivalents	(2,001)	(1,927)	(25)
Net change in cash and cash equivalents	98,981	(14,200)	(17,855)
Cash and cash equivalents, beginning of period	8,997	23,197	41,052
Cash and cash equivalents, end of period	$107,978	$8,997	$23,197

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HC2 HOLDINGS, INC.

PRO FORMA NET REVENUE

(in thousands)

	Years Ended				Year-over-Year
	2014		2013
(in thousands)	Net Revenue	% of Total	Net Revenue	% of Total	Variance	Variance %
Telecommunications	161,953	19.0%	230,686	28.8%	(68,733)	-29.8%
Manufacturing	526,141	61.6%	416,142	51.9%	109,999	26.4%
Marine Services	163,595	19.2%	154,862	19.3%	8,733	5.6%
Utilities	1,839	0.2%	—	0.0%	1,839	100.0%
Total Net Revenue	853,528	100.0%	801,690	100.0%	51,838	6.5%

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HC2 HOLDINGS, INC.

PRO FORMA ADJUSTED EBITDA

(in thousands)

	As Reported	Pro Forma
	HC2 Holdings, Inc.	Schuff	GMSL	ICS	Other	HC2 Holdings, Inc.
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2014 (1)	December 31, 2014 (2)	December 31, 2014 (3)	December 31, 2014 (4)	December 31, 2014

Net income (loss)	$(12,107)	$19,278	$27,796	$(1,342)	$(32,977)	$12,755
Adjustments to reconcile net income (loss) to Adjusted EBIT:
Asset impairment expense	291	—	—	291	—	291
(Gain) loss on sale or disposal of assets	(162)	(2)	104	(160)	—	(58)
Interest expense	10,754	1,627	4,708	1	9,127	15,463
Amortization of debt discount	1,593	—	—	—	1,593	1,593
Loss on early extinguishment of debt	11,969	—	—	—	11,969	11,969
Gain from contingent rights valuation	—	—	—	—	—	—
Interest income and other expense, net	(436)	(476)	(3,174)	(85)	174	(3,561)
Foreign currency (gain) loss	(1,061)	—	764	(414)	222	572
(Gain) loss from sale of discontinued operations	121	—	—	—	121	121
Gain (loss) from discontinued operations	25	35	3,007	—	36	3,078
Income tax (benefit) expense	(24,484)	13,318	1,069	—	(34,245)	(19,858)
(Income) from equity investees	(3,359)	—	(7,201)	—	886	(6,315)
Acquisition and related charges	13,044	—	—	—	13,044	13,044
Noncontrolling interest	2,559	3,569	2,821	—	(570)	5,820
Share-based payment expense	11,487	—	—	—	11,487	11,487
Adjusted EBIT	10,235	37,349	29,894	(1,709)	(19,133)	46,401
Depreciation and amortization	4,617	4,139	13,059	528	485	18,211
Depreciation and amortization (included in cost of revenue)	4,338	4,338	—	—	—	4,338
Adjusted EBITDA	$19,190	$45,826	$42,953	$(1,181)	$(18,648)	$68,950

(1)	Schuff includes activity for the 5 months ended May 26, 2014, prior to our acquisition of a controlling interest.

(2)	Bridgehouse Marine includes activity for the period ended September 22, 2014, prior to our acquisition of a controlling interest

(3)	ICS activity does not include any pro forma adjustments

(4)	Other includes activity for the 7 months ended July 31, 2014 for ANG, prior to our acquisition of a controlling interest.

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